PAYSON TOTAL RETURN FUND (The “Fund”)

Supplement dated November 26, 2008 to the Prospectus dated August 1, 2008

Effective on November 25, 2008, H.M. Payson & Co. (the “Adviser”) is pleased to add William N. Weickert, Jr. and Peter E. Robbins to John C. Downing as co-portfolio managers of the Fund.

The section entitled “Portfolio Manager” at page 9 of the Prospectus is replaced with the following:

Portfolio Managers

Effective November 25, 2008, the portfolio managers of the Fund are John C. Downing, William N. Weickert, Jr. and Peter E. Robbins. Messrs. Downing, Weickert and Robbins are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Their business experience and educational background are as follows:

Mr. Downing has been a Managing Director and the Treasurer and Chief Compliance Officer of the Adviser for the past five years. He began his association with the Adviser in 1983, has more than 25 years experience in the investment industry, and attained the Chartered Financial Analyst designation in 1993. Mr. Downing also manages separate investment advisory accounts for institutions, retirement plans, individuals, and trusts.

Mr. Weickert is a Managing Director of the Adviser and has been the Adviser’s Director of Research since 2007. Prior to that, Mr. Weickert was a Senior Research Analyst of the Adviser for more than 5 years. Mr. Weickert has been a portfolio manager and/or analyst at the Adviser since 1989, has 26 years of investment management experience, and attained the Chartered Financial Analyst designation in 1997. Mr. Weickert also manages separate investment advisory accounts for institutions, retirement plans, individuals, and trusts.

Mr. Robbins is a Managing Director of the Adviser and has been the Adviser’s Chief Investment Officer since 2007. Prior to that, Mr. Robbins was the Director of Research of the Adviser for more than 5 years. Mr. Robbins has been a portfolio manager and/or analyst at the Adviser since 1990, has 27 years of investment management experience, and attained the Chartered Financial Analyst designation in 1986. Mr. Robbins also manages separate investment advisory accounts for institutions, retirement plans, individuals, and trusts.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

For more information, please contact a Fund customer service representative at (800) 805-8258.

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PLEASE RETAIN FOR FUTURE REFERENCE.

PAYSON TOTAL RETURN FUND (The “Fund”)

Supplement dated November 26, 2008 to the Statement of Additional Information (“SAI”) dated August 1, 2008

Effective on November 25, 2008, H.M. Payson & Co. (the “Adviser”) is pleased to add William N. Weickert, Jr. and Peter E. Robbins to John C. Downing as co-portfolio managers of the Fund.

The sub-section entitled “3. Information Concerning Accounts Managed by Portfolio Manager” at page 20 of the SAI is replaced with the following:

3. Information Concerning Accounts Managed by Portfolio Managers

The Adviser has provided the following information regarding other accounts managed by the Fund’s Portfolio Managers and conflicts of interest.

As of November 21, 2008, John C. Downing acted as Portfolio Manager for approximately 80 other accounts that held assets of approximately $95 million. None of these accounts pay the Adviser a performance based advisory fee. As of November 21, 2008, Mr. Downing did not manage any other registered investment companies or pooled investment vehicles.

As of November 21, 2008, William N. Weickert, Jr. acted as Portfolio Manager for approximately 80 other accounts that held assets of approximately $95 million. None of these accounts pay the Adviser a performance based advisory fee. As of November 21, 2008, Mr. Weickert did not manage any other registered investment companies or pooled investment vehicles.

As of November 21, 2008, Peter E. Robbins acted as Portfolio Manager for approximately 100 other accounts that held assets of approximately $165 million. None of these accounts pay the Adviser a performance based advisory fee. As of November 21, 2008, Mr. Robbins did not manage any other registered investment companies or pooled investment vehicles.

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. The investment objectives of the other accounts managed by Messrs. Downing, Weickert and Robbins may be different than those of the Fund, but no material conflict of interest is expected. However, the management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other account. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The sub-section entitled “4. Information Concerning Compensation of Portfolio Manager” at page 20 of the SAI is replaced with the following.

4. Information Concerning Compensation of Portfolio Managers

The Adviser has provided the following information regarding the Portfolio Managers’ compensation.

The Portfolio Managers are compensated by the Adviser with a fixed salary and a cash bonus. The Portfolio Managers do not receive specific bonuses or have incentive arrangements tied to performance of the Fund or any other specific account. The Adviser’s Compensation Committee determines on an annual basis, subject to approval of the Adviser’s full Board, the salary and bonus participation rate of each Portfolio Manager. The salary and bonus is determined subjectively based upon a multitude of attributes that helps evaluate the value that individual adds to the Adviser, including product knowledge, marketing and sales ability and success at opening new client relationships, portfolio management skills, production and work ethic, technology skills, communication skills - written and oral, knowledge of the marketplace, loyalty and longevity, operational understanding, creativity, and other skills or attributes as determined by the Adviser’s Compensation Committee.

The sub-section entitled “5. Portfolio Manager Ownership in the Funds” at page 21 of the SAI is replaced with the following:

5. Portfolio Managers’ Ownership in the Fund

The Adviser has provided the following information regarding the Portfolio Managers’ ownership in the Fund.

Portfolio Managers	Dollar Range of Beneficial Ownership in the Funds as of November 21, 2008
John C. Downing	None
William N. Weickert, Jr.	$1 - $10,000
Peter E. Robbins	$10,001 - $50,000

For more information, please contact a Fund customer service representative at (800) 805-8258.

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PLEASE RETAIN FOR FUTURE REFERENCE.